UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 28, 2011

(Date of earliest event reported)

CANANDAIGUA NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	2-94863	16-1234823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

72 South Main Street Canandaigua, New York	14424
(Address of principal executive offices)	(Zip Code)

(585) 394-4260

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

CFR 240.13e-4(c))

Item 8.01

Other Events.

On November 9, 2011, the Corporation filed a notice with the Federal Reserve Bank of New York to elect to become a financial holding company.  The Corporation’s financial holding company election became effective on November 21, 2011, following approval by the Federal Reserve Bank of New York.  In order to elect and retain financial holding company status, a bank holding company, such as the Corporation, must demonstrate that it is well capitalized and well managed and that each of its bank subsidiaries is well capitalized, well managed, and has at least a “satisfactory” rating under the Community Reinvestment Act of 1977.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANANDAIGUA NATIONAL CORPORATION

Dated:   November 28, 2011

By: /s/ Lawrence A. Heilbronner

Lawrence A. Heilbronner

Executive Vice President and Chief Financial Officer

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